Financial instruments	12 Months Ended
Dec. 31, 2017
Financial Instruments Disclosure [Abstract]
Financial Instruments
23. Financial Instruments:

(a)    Financial risk management:

The Company has exposure to liquidity risk, credit risk, foreign currency risk and interest rate risk.

(b)    Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they are due.  The Company has sustained losses and negative cash flows from operations since inception.  At December 31, 2017, the Company has $71,842 of cash, cash equivalents and short-term investments.

The following are the contractual maturities of financial obligations as at December 31, 2017:

	Carrying amount	Contractual cash flows	< 1 year	1-3 years	4-5 years	>5 years
Accounts payable and accrued liabilities	$87,150	$87,150	$87,150	$—	$—	$—
Restructuring obligation (note 14)	2,969	2,969	2,969	—	—	—
Term loan facility (note 15 (a))	18,987	26,868	5,362	13,116	8,390	—
Senior revolving financing (note 15 (b))	10,901	11,742	2,195	4,475	5,072	—
Convertible debt (note 15 (c))	17,335	22,711	1,575	3,150	17,986	—
Other bank financing (note 15 (d))	6,562	6,645	5,191	732	722	—
Capital lease obligations (note 15 (e))	637	675	309	253	113	—
Long-term royalty payable (note 16)	19,031	35,044	2,011	11,056	14,057	7,920
Operating lease commitments	—	17,815	9,032	6,458	2,186	139
	$163,572	$211,619	$115,794	$39,240	$48,526	$8,059
(c)    Credit risk:

Credit risk arises from the potential that a counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s cash and cash equivalents, short-term investments and accounts receivable.  The Company manages credit risk associated with cash and cash equivalents by regularly consulting with its current bank and investment advisors and investing primarily in liquid short-term paper issued by Schedule 1 Canadian banks, R1 rated companies and governments.  The Company monitors its portfolio, and its policy is to diversify its investments to manage this potential risk.

The Company is also exposed to credit risk with respect to uncertainties as to timing and amount of collectability of accounts receivable and other receivables.  As at December 31, 2017, 81% (December 31, 2016 - 89%) of accounts receivable relates to customer receivables, and 19% (December 31, 2016 - 11%) relates to amounts due from related parties and income tax authorities for value added taxes and other tax related refunds.  In order to minimize the risk of loss for customer receivables, the Company’s extension of credit to customers involves review and approval by senior management as well as progress payments as contracts are executed.  Most sales are invoiced with payment terms in the range of 30 days to 90 days.  The Company reviews its customer receivable accounts and regularly recognizes an allowance for doubtful receivables as soon as the account is determined not to be fully collectible. Estimates for allowance for doubtful debts are determined on a customer-by-customer evaluation of collectability at each balance sheet reporting date, taking into consideration past due amounts and any available relevant information on the customers’ liquidity and financial position.

23. Financial Instruments (continued):

(d)    Foreign currency risk:

Foreign currency risk is the risk that the fair value of future cash flows of financial instruments will fluctuate because of changes in foreign currency exchange rates.  The Company conducts a significant portion of its business activities in foreign currencies, primarily the United States dollar and the Euro.  Cash and cash equivalents, short-term investments, accounts receivable, accounts payable, and long-term debt that are denominated in foreign currencies will be affected by changes in the exchange rate between the Canadian dollar and these foreign currencies.
The Company’s functional currency is the Canadian dollar. The U.S. dollar amount of financial instruments subject to exposure to foreign currency risk reflected in the consolidated balance sheet at December 31, 2017 is as follows:

US Dollars
Cash and cash equivalents	$30,859
Accounts receivable	10,624
Accounts payable	3,594
Long-term debt, including current portion	36,322
Long-term royalty payable, including current portion	19,031

(e)    Interest rate risk:

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates.  The Company is subject to interest rate risk on certain long-term debt with variable rates of interest.  The Company limits its exposure to interest rate risk by continually monitoring and adjusting portfolio duration to align to forecasted cash requirements and anticipated changes in interest rates.

If interest rates for the year ended December 31, 2017 had increased or decreased by 50 basis points, with all other variables held constant, net loss for the year ended December 31, 2017 would have increased or decreased by $60.
23. Financial Instruments (continued):

(f)    Fair value of financial instruments:

The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their fair values due to the short-term period to maturity of these instruments.

The long-term investments represent our interest in CWI, which is accounted for using the equity method, and WWI and other investments, which are accounted for using the cost method.

The carrying value of the Term Facility included in the long-term debt (note 15(a)) approximates its fair values as the loan was executed shortly before the 2017 year end. The carrying value reported in the balance sheet for the senior financing (note 15(b)) approximates its fair value as at December 31, 2017, as the interest rates on the debt is floating and therefore approximates the market rates of interest.

The Company categorizes its fair value measurements for items measured at fair value on a recurring basis into three categories as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –
Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Inputs for the asset or liability that are not based on observable market data (unobservable inputs).

When available, the Company uses quoted market prices to determine fair value and classify such items in Level 1.  When necessary, Level 2 valuations are performed based on quoted market prices for similar instruments in active markets and/or model–derived valuations with inputs that are observable in active markets.  Level 3 valuations are undertaken in the absence of reliable Level 1 or Level 2 information.

As at December 31, 2017, cash and cash equivalents and short-term investments are measured at fair value on a recurring basis and are included in Level 1.